Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL
To Tender Shares of Common Stock
(Including the Associated Stock Purchase Rights)
of
Autobytel Inc.
at
$0.35 Net Per Share
pursuant to the Offer to Purchase dated April 20, 2009 by
Infield Acquisition, Inc.,
a wholly-owned subsidiary of
Trilogy Enterprises, Inc.,
a wholly-owned subsidiary of
Trilogy, Inc.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:01 A.M.,
NEW YORK CITY TIME, ON MAY 19, 2009, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By First Class Mail:	By Certified or Express Delivery:	By Hand:
17 Battery Place, 8th Floor New York, NY 10004	17 Battery Place, 8th Floor New York, NY 10004	17 Battery Place, 8th Floor New York, NY 10004

By Facsimile (for Eligible Institutions only):	Confirm Receipt of Facsimile by Telephone:
(212) 616-7610	(212) 509-4000 ext. 536

YOU SHOULD READ CAREFULLY THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, BEFORE YOU COMPLETE IT. FOR THIS LETTER OF TRANSMITTAL TO BE VALIDLY DELIVERED, IT MUST BE RECEIVED BY THE DEPOSITARY AT ONE OF THE ADDRESSES AND OTHERWISE AS SPECIFIED HEREIN BEFORE THE OFFER EXPIRES (IN ADDITION TO THE OTHER REQUIREMENTS DETAILED IN THIS LETTER OF TRANSMITTAL AND ITS INSTRUCTIONS). DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OTHER THAN AS SET FORTH HEREIN, DOES NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO INFIELD ACQUISITION, INC., TRILOGY ENTERPRISES, INC., TRILOGY, INC., THE INFORMATION AGENT OR THE BOOK-ENTRY TRANSFER FACILITY WILL NOT BE FORWARDED TO THE DEPOSITARY AND WILL NOT CONSTITUTE VALID DELIVERY.

This Letter of Transmittal is to be completed by stockholders of Autobytel Inc. either if certificates evidencing Shares (as defined below) are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in the Offer to Purchase). Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Depositary.

Holders of Shares are required to tender one Right for each Share tendered to effect a valid tender of such Share. Unless and until the Distribution Date (as defined in the Offer to Purchase) occurs, the Rights are represented by and transferred with the Shares. Accordingly, if the Distribution Date does not occur prior to the Expiration Date (as defined in the Offer to Purchase) of the Offer, a tender of Shares also constitutes a tender of the associated Rights. If, however, pursuant to the Rights Agreement (as defined below) or otherwise, the separate certificates (“Rights Certificates”) have been distributed by Autobytel Inc. to holders of Shares prior to the date of tender pursuant to the Offer (as defined below), Rights Certificates representing a number of Rights equal to the number of Shares being tendered must be delivered to the Depositary in order for such Shares to be validly tendered or, if available, a Book-Entry Confirmation (as defined in the Offer to Purchase) must be received by the Depositary with respect thereto. If the Distribution Date has occurred and Rights Certificates have not been distributed prior to the time Shares are tendered pursuant to the Offer, a tender of Shares without Rights constitutes an agreement by the tendering stockholder to deliver Rights Certificates representing a number of Rights equal to the number of Shares tendered pursuant to the Offer to the Depositary within a period ending on the later of (1) three Nasdaq Global Market trading days after the date of execution of the Notice of Guaranteed Delivery or (2) three business days after the date such Rights Certificates are distributed. Purchaser reserves the right to require that it receive such Rights Certificates, or a Book-Entry Confirmation, if available, prior to accepting Shares for payment. Payment for Shares tendered and purchased pursuant to the Offer will be made only after timely receipt by the Depositary of, among other things, Rights Certificates, if such certificates have been distributed to holders of Shares. Purchaser will not pay any additional consideration for the Rights tendered pursuant to the Offer. Holders whose certificates for Shares (“Share Certificates” and, if applicable, Rights Certificates) are not immediately available (including, without limitation, if the Distribution Date has occurred but Rights Certificates have not yet been distributed by Autobytel Inc.) or who cannot deliver either the certificates for, or a Book-Entry Confirmation with respect to, their Shares and/or Rights, and all other documents required hereby to the Depositary prior to the Expiration Date must tender their Shares in accordance with the guaranteed delivery procedures set forth in the Offer to Purchase. See Instruction 2.

☐	I have lost my Share Certificate(s) that represented shares of common stock and/or Rights Certificate(s) that represented shares of Series A Junior Participating Preferred Stock. I understand that I must contact the transfer agent to obtain additional documentation and instructions that are necessary to validly deliver my certificates (See Instruction 11).

DESCRIPTION OF SHARES TENDERED (see Instruction(s) 3 and 4)
Name(s) & Address(es) of Registered Holder(s)
(Please Fill in, if Blank, Exactly as Name(s) Appear(s) on	Shares Tendered
Share Certificate(s)	(Attached Additional Signed List if Necessary)
Total Number
of Shares
	Share	Evidenced by	Number of
	Certificate	Share	Shares
	Number(s)*	Certificate(s)*	Tendered**

Total Shares

* Need not be completed if transfer is made by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.

DESCRIPTION OF RIGHTS TENDERED
Name(s) & Address(es) of Registered Holder(s)
(Please Fill in, if Blank, Exactly as Name(s) Appear(s) on
Rights Certificate(s)	Rights Tendered (Attached Additional Signed List if Necessary)
Total Number
		of Rights	Number of
	Certificate	Evidenced by	Rights
	Number(s)+*	Certificate(s)*	Tendered**

Total Shares

 + If the tendered Rights are represented by separate Rights Certificates, complete the certificate numbers of such Rights Certificates. Stockholders tendering Rights that are not represented by separate certificates will need to submit an additional Letter of Transmittal if Rights Certificates are distributed.

* Need not be completed if transfer is made by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Rights described above are being tendered. See Instruction 4.

☐	CHECK HERE IF TENDERED SHARES AND/OR RIGHTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE DEPOSITARY’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number at Book-Entry Transfer Facility:

Transaction Code Number:

☐	CHECK HERE IF SHARES AND/OR RIGHTS ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket No. (if any):

Date of Execution and Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

If delivery is by book-entry transfer, give the following information:

Account Number:

Transaction Code Number:

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION
OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE
WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE
READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Infield Acquisition, Inc., a Delaware corporation (“Purchaser”) and a wholly owned subsidiary of Versata Enterprises, Inc., a Delaware corporation, (1) the above described shares of common stock, par value $0.001 per share (the “Shares”), of Autobytel Inc., a Delaware corporation (“Autobytel”), and (2) the associated rights to purchase shares of Series A Junior Participating Preferred Stock, par value $0.001 per share, of Autobytel (the “Rights”) issued pursuant to the Rights Agreement, dated as of July 30, 2004 (as amended from time to time, the “Rights Agreement”), by and between Autobytel and Computershare Trust Company, N.A., successor-in-interest to U.S. Stock Transfer Corporation as Rights Agent, at a net price per Share equal to $0.35 in cash (without interest and subject to applicable withholding taxes) (the “Offer Price”) upon the terms and subject to the conditions set forth in the Offer to Purchase dated April 20, 2009 (the “Offer to Purchase”) and this Letter of Transmittal (this “Letter of Transmittal” and together with the Offer to Purchase, as amended or supplemented, the “Offer”), receipt of which is hereby acknowledged. Unless the context requires otherwise, all references herein to the “Shares” shall be deemed to include the associated Rights, and all references herein to the “Rights” shall be deemed to include the benefits that may inure to the holders of the Rights pursuant to the Rights Agreement. The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase all or any portion of Shares tendered pursuant to the Offer.

Upon the terms of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid, or distributed in respect of such Shares on or after April 20, 2009 (collectively, “Distributions”) and irrevocably constitutes and appoints Continental Stock Transfer & Trust Company (the “Depositary”), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned’s rights with respect to such Shares (and all Distributions), (a) to deliver certificates for such Shares (and all Distributions) or transfer ownership of such Shares (and all Distributions) on the account books maintained by the Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, Purchaser, (b) to present such Shares (and all Distributions) for transfer on Autobytel’s books and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all Distributions), all in accordance with the terms of the Offer.

The undersigned understands that stockholders will be required to tender one Right for each Share tendered in order to effect a valid tender of such Share. The undersigned understands that if the Distribution Date has occurred and Rights Certificates have been distributed to holders of Shares prior to the time a holder’s Shares are purchased pursuant to the Offer, in order for Rights (and the corresponding Shares) to be validly tendered, Rights Certificates representing a number of Rights equal to the number of Shares being tendered herewith must be delivered to the Depositary or, if available, a Book-Entry Confirmation must be received by the Depositary with respect thereto. If the Distribution Date has occurred and Rights Certificates have not been distributed prior to the time Shares are purchased pursuant to the Offer, Rights may be tendered prior to a stockholder receiving Rights Certificates by use of the guaranteed delivery procedures described below. In any case, a tender of Shares constitutes an agreement by the tendering stockholder to deliver Rights Certificates representing a number of Rights equal to the number of Shares tendered herewith to the Depositary within a period ending on the later of (1) three Nasdaq Global Market trading days after the date of execution of the Notice of Guaranteed Delivery or (2) three business days after the date such Rights Certificates are distributed. Purchaser reserves the right to require that the Depositary receive Rights Certificates, or a Book-Entry Confirmation, if available, with respect to such Rights prior to accepting the associated Shares for payment. Payment for Shares tendered and accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary of, among other things, Rights Certificates if such certificates have been distributed to holders of Shares. Purchaser will not pay any additional consideration for the Rights tendered pursuant to the Offer.

If, on or after April 20, 2009, Autobytel declares or pays any dividend on the Shares or other distribution on the Shares, or issues with respect to the Shares any additional Shares, shares of any other class of capital stock, or voting securities or any securities convertible into, or rights, warrants or options, conditional or otherwise, to acquire, any of the foregoing, payable or distributable to stockholders of record on a date prior to the transfer of the Shares purchased pursuant to the Offer to Purchaser or its nominee or transferee on Autobytel’s stock transfer records, then, subject to the provisions of the Offer to Purchase, (1) the Offer Price may, in the sole discretion of Purchaser, be reduced by the amount of any such cash dividends or cash distributions and (2) the whole of any such noncash dividend, distribution or issuance to be received by the tendering stockholders will (a) be received and held by the tendering stockholders for the account of Purchaser and will be required to be promptly remitted and transferred by each tendering stockholder to the Depositary for the account of Purchaser, accompanied by appropriate documentation of transfer, or (b) at the direction of Purchaser, be exercised for the benefit of Purchaser, in which case the proceeds of such exercise will promptly be remitted to Purchaser. Pending such remittance and subject to applicable law, Purchaser will be entitled to all rights and privileges as owner of any such noncash dividend, distribution, issuance or proceeds and may withhold the entire Offer Price or deduct from the Offer Price the amount or value thereof, as determined by Purchaser in its sole discretion.

By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Purchaser, and any other individual designated by Purchaser, and each of them individually, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual, special or adjourned meeting of Autobytel’s stockholders or otherwise in such manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, the Shares tendered hereby (and with respect to any and all other Shares or other securities or rights issued in respect thereof on or after April 20, 2009) that have been accepted for payment by Purchaser prior to the time any such action is taken and with respect to which the undersigned is entitled to vote. This appointment is effective when, and only to the extent that, Purchaser accepts for payment such Shares as provided in the Offer to Purchase. This proxy is coupled with an interest in the Shares tendered hereby and is irrevocable and is granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares (except for any consents issued under any Proxy Solicitation (as defined in the Offer to Purchase)) (and any such other Shares or securities or rights) will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective) by the undersigned. The undersigned acknowledges that in order for Shares or Distributions to be deemed validly tendered, immediately upon the acceptance for payment of such Shares, Purchaser and Purchaser’s designee must be able to exercise full voting and all other rights which inure to a record and beneficial holder with respect to such Shares (and any and all Distributions), including, without limitation, voting at any meeting of Autobytel’s stockholders then scheduled.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell assign and transfer Shares tendered hereby and all Distributions, that when such Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restriction, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of Shares tendered hereby, or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in the Offer to Purchase and in the Instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer. Purchaser’s acceptance of such Shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment).

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price and/or return any certificates for Shares or Rights not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under “Description of Shares Tendered” and “Description of Rights Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price and/or return any certificates for Shares or

Rights not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of Shares Tendered” and “Description of Rights Tendered.” In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for the purchase price and/or return any certificates for Shares or Rights not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Please credit any Shares or Rights tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation pursuant to the “Special Payment Instructions” to transfer any Shares or Rights from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares or Rights so tendered.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if certificates for Shares and/or Rights not tendered or not accepted for payment and/or the check for the purchase price of Shares and/or Rights accepted for payment are/is to be issued in the name of someone other than the undersigned.*

Issue: ☐  Check ☐  Certificate(s) to

Name
(Please Print)

Address

(Include Zip Code)

**TIN#
(Taxpayer Identification or
Social Security Number)

*	Requires signature guarantee. See Instruction 3 to this Letter of Transmittal.
**	Fill in Taxpayer Identification Number of Payee above. See Instruction 11 to this Letter of Transmittal Credit Shares delivered by book-entry transfer and not purchased to the DTC account set forth below.

(DTC Account Number)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if certificates for Shares and/or Rights not tendered or not accepted for payment and/or the check for the purchase price of Shares and/or Rights accepted for payment are/is to be sent to someone other than the undersigned or to the undersigned at an address other than that above.*

Issue: ☐  Check ☐  Certificate(s) to

Name
(Please Print)

Address

(Include Zip Code)

*	Requires signature guarantee. See Instruction 3 to this Letter of Transmittal.

IMPORTANT
STOCKHOLDERS: SIGN HERE

(Signature(s) of Holder(s))

(Must be signed by registered holder(s) as name(s) appear(s) on the certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Dated:  , 2009

Name(s):

(Please Print)

Capacity:

(See Instruction 4)

Address:

(Including Zip Code)

Area Code and Telephone No. (Business):

Area Code and Telephone No. (Residence):

Taxpayer Identification or Social Security No:

(Complete the Substitute Form W-9 contained herein)

SIGNATURE GUARANTEE
(See Instruction 1 and 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY.
FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1.  Guarantee of Signatures.  All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of the Security Transfer Agent Medallion Signature Program, or by any other “eligible guarantor institution”, as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing being an “Eligible Institution”) unless (i) this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered hereby and such holder(s) has (have) not completed the box entitled “Special Payment Instructions” or “Special Delivery Instructions” on the reverse hereof or (ii) such Share are tendered for the account of an Eligible Institution. See Instruction 5.

2.  Delivery of Letter of Transmittal and Share Certificates.  This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for tenders by book-entry transfer pursuant to the procedure set forth in the Offer to Purchase. Share Certificates evidencing all physically tendered Shares (and, prior to the Distribution Date, representing tendered Rights) and, after the Distribution Date, Rights Certificates or a confirmation of a book-entry transfer into the Depositary’s account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth below prior to the Expiration Date (as defined in the Offer to Purchase). If Share Certificates and, after the Distribution Date, Rights Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Stockholders whose Share Certificates (and, if applicable, Rights Certificates) are not immediately available, who cannot deliver their Share Certificates (and, if applicable, Rights Certificates) and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described in the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates evidencing all physically delivered Shares (and, prior to the Distribution Date, representing physically delivered Rights) and, after the Distribution Date, Rights Certificates in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary’s account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or in the case of a book-entry transfer, an Agent’s Message (as defined in the Offer to Purchase)) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three business days after the date of execution of such Notice of Guaranteed Delivery, all as described in the Offer to Purchase. If a Distribution Date has occurred, Rights Certificates, or Book-Entry Confirmation of a transfer of Rights into the Depositary’s account at the Book-Entry Transfer Facility, if available (together with, if Rights are forwarded separately from Shares, a properly completed and duly executed Letter of Transmittal with any required signature guarantee, or an Agent’s Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal), must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date or, if later, within three business days after the date on which such Rights Certificates are distributed. “Business day” means any day on which the principal offices of the Commission in Washington, D.C. are open to accept filings, or, in the case of determining a date when any payment is due, any day on which banks are not required or authorized to close in The City of New York, and consists of the time period from 12:01 a.m. through 12:00 midnight, New York City time.

The method of delivery of this Letter of Transmittal, Share Certificates, Rights Certificates (if applicable) and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering stockholder, and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a manually signed facsimile hereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

3.  Inadequate Space.  If the space provided on the reverse hereof under “Description of Shares Tendered” and/or “Description of Rights Tender” is inadequate, the certificate numbers, the number of Shares or Rights evidenced by such certificates and the number of Shares or Rights tendered should be listed on a separate signed schedule and attached hereto.

4.  Partial Tenders (not applicable to stockholders who tender by book-entry transfer) .  If fewer than all Share or Rights evidenced by any certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled “Number of Shares Tendered” and “Number of Shares Tendered,” respectively. In such cases, new certificate(s) evidencing the remainder of Shares that were evidenced by the old certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled “Special Delivery Instructions” on the reverse hereof, as soon as practicable after the Expiration Date or the termination of the Offer. All Shares evidenced by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.  Signatures on Letter of Transmittal; Stock Powers and Endorsements.  If this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) evidencing such Shares without alteration, enlargement or any other change whatsoever.

If any Shares tendered hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any Shares tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

If this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, no endorsements of certificates or separate stock powers are required, unless payment is to be made to, or certificates evidencing Shares or, if applicable, Rights not tendered or not accepted for payment are to be issued in the name of, a person other than the registered holder(s). If the Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) evidencing Shares and/or Rights tendered, the certificate(s) tendered hereby must be endorsed or accompanied by the appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signatures on such certificate(s) and stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of Shares tendered hereby, the certificate(s) evidencing Shares and Rights tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signatures on such certificate(s) and stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person’s authority so to act must be submitted.

6.  Stock Transfer Taxes.  Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or certificate(s) evidencing Shares and/or Rights not tendered or not accepted for payment are to be issued in the name of, any person other than the registered holder(s) or if tendered certificates are registered in the name of any person other than the person(s) signing the Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to Purchase of the payment of such taxes, or exemption therefrom, is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates evidencing Shares and/or Rights tendered hereby.

7.  Special Payment and Delivery Instructions.  If a check for the purchase price of any Shares tendered hereby is to be issued in the name of, and/or certificate(s) evidencing Shares and/or Rights not tendered or not accepted for payment are to be issued in the name of and/or returned to, a person other than the person(s) signing this Letter of Transmittal or if such check or any such certificate is to be sent to a person other than the signor of this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled “Description of Shares Tendered” on the reverse hereof, the appropriate boxes herein must be completed.

8.  Questions and Requests for Assistance or Additional Copies.  Questions and requests for assistance may be directed to the Information Agent or the Depositary at their respective addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent.

9.  Substitute Form W-9.  Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number (“TIN”) on the Substitute Form W-9 which is provided under “Important Tax Information” below, and to certify, under penalty of perjury, that such number is correct and that such stockholder is not subject to backup withholding of federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to federal income tax withholding on the payment of the purchase price of all Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one and intends to apply for one in the near future, such stockholder should write “Applied For” in the space provided for the TIN in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold for federal income tax on all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

Important: This Letter of Transmittal (or manually signed facsimile hereof), properly completed and duly executed (together with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message) and Share Certificates representing tendered Shares (and, prior to the Distribution Date, representing tendered Rights) and, after the Distribution Date, Rights Certificates, or confirmation of book-entry transfer and all other required documents) or a properly completed and duly executed Notice of Guaranteed Delivery must be received by the Depositary prior to the Expiration Date (as defined in the Offer to Purchase).

IMPORTANT TAX INFORMATION

Under U.S. Federal income tax law, a stockholder whose tendered Shares are accepted for payment is generally required to provide the Depositary (as payer) with such stockholder’s correct TIN on Substitute Form W-9 provided herewith. If such stockholder is an individual, the TIN generally is such stockholder’s social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a penalty imposed by the Internal Revenue Service and payments that are made to such stockholder with respect to shares purchased pursuant to the Offer may be subject to backup withholding. In addition, if a stockholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a penalty may also be imposed by the Internal Revenue Service.

Certain stockholders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement (Internal Revenue Service Form W-8), signed under penalties of perjury, attesting to such individual’s exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions. A stockholder should consult his or her tax advisor as to such stockholder’s qualification for exemption from backup withholding and the procedure for obtaining such exemption.

If backup withholding applies, the Depositary is required to withhold for federal income tax on any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder’s correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and (b)(i) such stockholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

What Number to Give the Depositary

The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record holder of Shares tendered hereby. If Shares are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write “Applied For” in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If “Applied For” is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold for federal income tax on all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

PAYER’S NAME: Continental Stock Transfer & Trust Company
SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	Part I — Taxpayer Identification Number — For all accounts, enter your taxpayer identification number in the box at right. (For most individuals, this is your social security number. If you do not have a number, see “Obtaining a Number” in the enclosed Guidelines.) Certify by signing and dating below. Note: If the account is in more than one name, see the chart in the enclosed Guidelines to determine which number to give the payer.	Social Security Number OR Employer Identification Number (If awaiting TIN write “Applied For”)

Part II — For Payees Exempt from Backup Withholding, see the enclosed Guidelines and complete as instructed therein.

Certification — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to back-up withholding as a result of failure to report all interests or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

SIGNATURE: DATE: , 200

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

NOTE:	YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING TAXPAYER IDENTIFICATION NUMBER

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, a portion of all reportable cash payments will be withheld until I provide a taxpayer identification number.

Signature:   Date:

Facsimiles of the Letter of Transmittal, properly completed and duly signed, will be accepted. The Letter of Transmittal and Share Certificates, Rights Certificates (if applicable) and any other required documents should be sent or delivered by each stockholder or such stockholder’s broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses or to the facsimile number set forth below.

The Depositary for the Offer is:

Continental Stock Transfer & Trust Company

By First Class Mail:	By Certified or Express Delivery:	By Hand:
17 Battery Place, 8th Floor New York, NY 10004	17 Battery Place, 8th Floor New York, NY 10004	17 Battery Place, 8th Floor New York, NY 10004

By Facsimile (for Eligible Institutions only):	Confirm Receipt of Facsimile by Telephone:
(212) 616-7610	(212) 509-4000 ext. 536

Questions or requests for assistance may be directed to the Information Agent at its respective address and telephone numbers listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent. A stockholder may also contact brokers, dealers, commercial banks or trust companies for assistance concerning the Offer.

The Information Agent for the Offer is:

Morrow & Co., LLC
470 West Avenue
Stamford, CT 06902
(203) 658-9400

Banks and Brokerage Firms, Please Call: (203) 658-9400
Stockholders Call Toll Free: (800) 662-5200
E-mail: trilogy.info@morrowco.com